                                                                Exhibit 10.22.12

                              ELEVENTH AMENDMENT, dated as of June 28, 2000
                         (this "Amendment"), to the Credit Agreement, dated as
                                ---------
                         of July 17, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                          ----------------
                         among TELECORP PCS, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), the
                                                                 --------
                         several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, as
                          -------
                         administrative agent (the "Administrative Agent") for
                                                    --------------------
                         the Lenders.

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

          WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Capitalized terms used and not defined herein
               -------------
shall have the meanings given to them in the Credit Agreement, as amended hereby.

          2.   Amendment to the Credit Agreement; Acknowledgement of Terms.
               -----------------------------------------------------------
Section 6.01(a)(ii) of the Credit Agreement is hereby amended by deleting "$375,000,000" and inserting in its place "$875,000,000". The Required Lenders hereby agree that the terms of the Subordinated Debt substantially the same as those described in the offering circular attached hereto as Exhibit A (but in any amount yielding gross proceeds no greater than $500,000,000) are reasonably acceptable under the definition of "Subordinated Debt" in the Credit Agreement.

          3.   No Other Amendments; Confirmation.  Except as expressly amended,
               ---------------------------------
waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          4.   Representations and Warranties.  The Borrower hereby represents
               ------------------------------
and warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

          (c) All representations and warranties of the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

          5.   Effectiveness.  This Amendment shall become effective on the date
               -------------
(the "Amendment Effective Date") on which the Administrative Agent shall have
      ------------------------
received counterparts hereof, duly executed and delivered by the Borrower, and the Required Lenders; provided, that this Amendment shall not become effective
                      --------
unless the Amendment Effective Date shall have occurred on or before July 7, 2000.

          6.   Expenses.  The Borrower agrees to reimburse the Administrative
               --------
Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          7.   Governing Law; Counterparts.  (a)  This Amendment and the rights
               ---------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   TELECORP PCS, INC.,

                                   by: /s/ Thomas H. Sullivan
                                       ----------------------
                                       Name:
                                       Title:

                                   THE CHASE MANHATTAN BANK,

                                   by: /s/ William E. Rottino
                                       ----------------------
                                       Name:  William E. Rottino
                                       Title:  Vice President

(Signature page to the Eleventh Amendment, dated as of June 28, 2000, to the Credit Agreement dated as of July 17, 1998, among TeleCorp PCS, Inc., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent)

               Legal Name of Lender:    THE CHASE MANHATTAN BANK

                                        by: /s/ William E. Rottino
                                            ----------------------
                                            Name:  William E. Rottino
                                            Title:  Vice President

(Signature page to the Eleventh Amendment, dated as of June 28, 2000, to the Credit Agreement dated as of July 17, 1998, among TeleCorp PCS, Inc., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent)

               Legal Name of Lender:    ALLFIRST BANK

                                        by: /s/ W. Blake Hampson
                                            --------------------
                                            Name:  W. Blake Hampson
                                            Title:  Vice President

(Signature page to the Eleventh Amendment, dated as of June 28, 2000, to the Credit Agreement dated as of July 17, 1998, among TeleCorp PCS, Inc., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent)

               Legal Name of Lender:    THE BANK OF NEW YORK

                                        by: /s/ Gerry Granovsky
                                            -------------------
                                            Name:  Gerry Granovsky
                                            Title:  Vice President

(Signature page to the Eleventh Amendment, dated as of June 28, 2000, to the Credit Agreement dated as of July 17, 1998, among TeleCorp PCS, Inc., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent)

               Legal Name of Lender:    BANKERS TRUST CO.

                                        by: /s/ Bankers Trust Co.
                                            ---------------------

(Signature page to the Eleventh Amendment, dated as of June 28, 2000, to the Credit Agreement dated as of July 17, 1998, among TeleCorp PCS, Inc., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent)

               Legal Name of Lender:    CIBC INC.

                                        by: /s/ George Knight
                                            -----------------
                                            Name:  George Knight
                                            Title: Managing Director
                                                   CIBC World Markets Corp.
                                                   As Agent

(Signature page to the Eleventh Amendment, dated as of June 28, 2000, to the Credit Agreement dated as of July 17, 1998, among TeleCorp PCS, Inc., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent)

               Legal Name of Lender:    THE CIT GROUP/EQUIPMENT FINANCING

                                        by: /s/ Daniel E. A. Nichols
                                            ------------------------
                                            Name:  Daniel E. A. Nichols
                                            Title:  Assistant Vice President

(Signature page to the Eleventh Amendment, dated as of June 28, 2000, to the Credit Agreement dated as of July 17, 1998, among TeleCorp PCS, Inc., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent)

               Legal Name of Lender:    FLEET NATIONAL BANK

                                        by: /s/ Suzanne M. MacKay
                                            ---------------------
                                            Name:  Suzanne M. MacKay
                                            Title:  Vice President

(Signature page to the Eleventh Amendment, dated as of June 28, 2000, to the Credit Agreement dated as of July 17, 1998, among TeleCorp PCS, Inc., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent)

               Legal Name of Lender:    GENERAL ELECTRIC CAPITAL CORPORATION

                                        by: /s/ Brian P. Ward
                                            -----------------
                                            Name:  Brian P. Ward
                                            Title:  Manager - Operations

(Signature page to the Eleventh Amendment, dated as of June 28, 2000, to the Credit Agreement dated as of July 17, 1998, among TeleCorp PCS, Inc., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent)

               Legal Name of Lender:    LEHMAN COMMERCIAL PAPER INC.

                                        by: /s/ Michele Swanson
                                            -------------------
                                            Name:  Michele Swanson
                                            Title:  Authorized Signatory

(Signature page to the Eleventh Amendment, dated as of June 28, 2000, to the Credit Agreement dated as of July 17, 1998, among TeleCorp PCS, Inc., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent)

               Legal Name of Lender:    MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK

                                        by: /s/ Colleen Galle
                                            -----------------
                                            Name:  Colleen Galle
                                            Title:  Vice President

(Signature page to the Eleventh Amendment, dated as of June 28, 2000, to the Credit Agreement dated as of July 17, 1998, among TeleCorp PCS, Inc., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent)

               Legal Name of Lender:    NATIONAL WESTMINSTER BANK, PLC

                                        By: NatWest Capital Markets Limited, its
                                            Agent

                                        By: Greenwich Capital Markets, Inc., its
                                            Agent

                                            by: Ann Marie Petrovcik
                                                -------------------
                                                Name:  Ann Marie Petrovcik
                                                Title:  Senior Vice President

(Signature page to the Eleventh Amendment, dated as of June 28, 2000, to the Credit Agreement dated as of July 17, 1998, among TeleCorp PCS, Inc., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent)

               Legal Name of Lender:    TORONTO DOMINION (TEXAS) INC.

                                        by: /s/ Lynn Chasin
                                            ---------------
                                            Name:  Lynn Chasin
                                            Title:  Vice President